Note 9 - Accrued Expenses and Other Current Liabilities	6 Months Ended
Jun. 30, 2013
Accrued Expenses And Other Liabilities Disclosure [Abstract]
Accrued Expenses And Other Liabilities Disclosure [Text Block]
9.  ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consist of the following:

	December 31, 2012	June 30, 2013
Accrued compensation and employee benefits	€1,176	€881
Due to social security	326	345
Withholding tax due	162	150
VAT payables	-	500
Income tax payables	11	-
Other payables	64	69
Total	€1,739	€1,945

Accrued compensation and employee benefits include bonuses, salaries, vacation and deferred compensation due to employees, directors and management.  The decrease versus the prior year is mainly due to timing differences. VAT payables refer to amounts due to the German tax authorities on intercompany sales from Gentium S.p.A.